Exhibit 10.8

EXECUTION VERSION

DYNACAST INTERNATIONAL INC.

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT, dated as of July 19, 2011 (this “Subscription Agreement”), is made by and among DYNACAST INTERNATIONAL INC., a Delaware corporation (the “Company”), and those persons and entities identified on the signature pages hereto (each an “Investor” and, collectively, the “Investors”).

1. Share Subscriptions.

(a) The Investors hereby subscribe for the number of (i) shares of the Company’s Common Stock par value $0.001 per share (the “Common Shares”), (ii) shares of the Company’s Series A Convertible Redeemable Preferred Stock par value $0.001 per share (the “Series A Preferred Shares”), (iii) shares of the Company’s Series B Redeemable Preferred Stock par value $0.001 per share (the “Series B Preferred Shares”, together with the Series A Preferred Shares, the “Preferred Shares”) and (iv) warrants to purchase shares of Common Shares (the “Warrants” and, together with the Common Shares and the Preferred Shares, the “Securities”), set forth opposite their respective names on Schedule I hereto, at a purchase price of (A) $1,000 per Common Share, (B) $1,000 per Series A Preferred Share, (C) $1,000 per Series B Preferred Share and (D) $0 per Warrant.

(b) Each Investor agrees to tender, by wire transfer of immediately-available funds to an account specified by the Company, the purchase price of the Securities being purchased by such Investor on the date hereof in consideration for the issuance of such Securities, provided, that immediately upon each Investor’s tender of such consideration, the Company shall issue the Securities subscribed for by such Investor, as set forth in Section 1(a) above. Each of the Investors, in order to facilitate transactions contemplated by this Subscription Agreement, authorizes and appoints the Company or any of the Company’s representatives to direct the transfer of the subscription consideration from any account that such amounts may be paid into for the benefit of such Investor holder to any account established for the benefit of the Company. Each of the Investors shall deliver an IRS Form W-8 or W-9 as applicable.

(c) This Subscription Agreement refers to certain pertinent documents as well as applicable laws and regulations. Each Investor acknowledges that such references are not summaries or complete and are qualified in their entirety by the complete texts of the documents, laws and regulations so summarized.

(d) Each Investor acknowledges to the Company that the Investor has received and has had ample opportunity to ask questions regarding each of the following documents: (i) the Amended and Restated Certificate of Incorporation and the Amended and Restated By-laws of the Company; (ii) the organizational chart and accompanying summary of capitalization for the Company and its subsidiaries and (iii) all agreements, instruments and documents set forth in Exhibit A attached hereto (the documents referred to in clauses (i) through (iii), collectively the “Operative Documents”).

2. Investor Representations, Warranties and Covenants. Each Investor, severally and not jointly with any other Investor, represents, warrants and covenants to the Company that:

(a) The Investor has the requisite legal capacity, power and authority to enter into and perform all of its obligations under this Subscription Agreement.

(b) The execution and delivery of this Subscription Agreement by the Investor has been duly and validly authorized by all necessary action of the Investor. This Subscription Agreement has been duly executed and delivered by the Investor and, assuming the due authorization, execution and delivery by the Company, constitutes a legally valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency or other similar laws or by general equitable principles.

(c) The execution and delivery of this Subscription Agreement, the consummation of the transactions contemplated hereby in accordance with the terms of this Subscription Agreement, and the performance of the Investor’s obligations hereunder will not conflict with, or result in any violation of or default under, any Applicable Law to which the Investor is subject or any material agreement (including, without limitation, any non-competition or restrictive agreements or confidentiality agreements or obligations) or other material instrument to which the Investor is a party or by which the Investor or any of its properties are bound. For purposes of this Subscription Agreement, “Applicable Law” means all applicable laws, ordinances, regulations or rules of any governmental, regulatory or administrative body, agency or authority, any court or judicial authority, or any public, private or industry regulatory authority applicable to the Company and/or each Investor and their respective businesses, properties, assets, obligations or rights.

(d) There is no litigation, arbitration or governmental investigation or proceeding pending or, to the knowledge of the Investor, threatened, against or affecting the Investor that individually or when aggregated with one or more other such litigations, arbitrations or governmental investigations or proceedings has or might reasonably be expected to have a material adverse effect on the Investor’s ability to execute, deliver and perform this Subscription Agreement.

(e) No consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other person or entity is required to be made, obtained or given by the Investor in connection with the execution, delivery and performance of this Subscription Agreement, other than those that have been made, obtained or given and those that will be made, obtained or given by such Investor in the ordinary course.

(f) The Investor is familiar with the Company’s and its subsidiaries’ operations, financial condition and business prospects and is an “accredited investor,” as such term is defined under Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”).

(g) The Investor has no pending or threatened claim, complaint, action, suit, proceeding, hearing or investigation against the Company or any of its subsidiaries for any period prior to the date hereof, nor does the Investor currently intend to bring or file any claim, complaint, action, suit, proceeding, hearing or investigation against the Company or its subsidiaries for any period prior to the date hereof.

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(h) The Investor has performed his or its own due diligence and business investigations with respect to the Company. The Company has afforded the Investor and the Investor’s advisors, if any, the opportunity to discuss an investment in the Securities and to ask questions of representatives of the Company concerning the terms and conditions of the offering of the Securities and the Operative Documents, and such representatives have provided answers to all such questions concerning the offering of the Securities and the Operative Documents. The Investor has consulted its own financial, tax, accounting and legal advisors, if any, as to the Investor’s investment in the Securities and with the Operative Documents and the consequences thereof and risks associated therewith. The Investor and such Investor’s advisors, if any, have examined or have had the opportunity to examine before the date hereof the Operative Documents and all information that the Investor deems to be material to an understanding of the Company and its subsidiaries, the proposed business of the Company and its subsidiaries, and the offering of the Securities. The Investor also acknowledges that, to the Investor’s knowledge, there have been no general or public solicitations or advertisements or other broadly disseminated disclosures (including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or internet, or any seminar or meeting whose attendees have been invited by any general solicitation or advertising) by or on behalf of the Company regarding an investment in the Securities.

(i) The Investor has given full consideration to, and has had the opportunity to ask questions of, any person authorized to act on behalf of the Company concerning any aspect of the transactions with affiliates being consummated by the Company in connection with the Operative Documents, including all agreements, obligations, covenants and arrangements contained therein or contemplated thereby, including all exhibits and schedules thereto.

(j) The Investor will not (i) transfer any Securities if such transfer would result in a violation of Applicable Law or (ii) except as required or contemplated by the Operative Documents, deposit any Securities into a voting trust or enter into a voting agreement with respect to any Securities. The Investor further agrees that the Investor’s ability to transfer the Securities is subject to the limitations, restrictions and conditions contained in this Subscription Agreement, the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated By-laws and the other Operative Documents.

3. Company Representations and Warranties. The Company represents and warrants to each Investor that:

(a) The Company is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware. The Company was incorporated in the State of Delaware on May 11, 2011. Prior to the date hereof, the Company was a holding company and had no operations and no assets or liabilities (other than with respect to negotiating the purchase of the Dynacast business from Melrose PLC, Melrose Overseas Holdings Limited and Melrose UK 4 Limited (formerly Dynacast Investments Limited) (collectively, the “Sellers”) pursuant to

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that certain Share Purchase Agreement dated on or about the date hereof among the Company and the Sellers and the obligations related to such acquisition). The Company has full power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Subscription Agreement and all other documents required to complete the subscription hereunder and to issue, sell and deliver the Securities.

(b) The execution and delivery of this Subscription Agreement by the Company has been duly and validly authorized by all necessary corporate action of the Company. Upon acceptance by the Company, this Subscription Agreement shall be duly executed and delivered by the Company and shall constitute the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency or other similar laws or by general equitable principles. Upon issuance, the Securities issued hereunder will be duly authorized, validly issued, fully paid and non-assessable. Exhibit 3(b) attached hereto correctly and fully specifies as to the Company (after giving effect to the transactions contemplated hereby and by the Operative Documents) (i) its authorized and outstanding shares of capital stock and (ii) the name of each record and beneficial owner of such shares of capital stock, together with the number (and class, if any) of such shares held by each such person. Except as set forth in the Amended and Restated Certificate of Incorporation, the Amended and Restated By-laws and the Operative Documents (i) there are no outstanding rights, options, warrants or agreements for the purchase from, or sale or issuance by, the Company or any of its subsidiaries of any of its shares of capital stock; (ii) there are no agreements on the part of the Company or any of its subsidiaries to issue, sell or distribute any of its shares of capital stock, other securities or assets; (iii) neither the Company nor any of its subsidiaries has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its shares of capital stock or any interest therein or to pay any dividend or make any distribution in respect thereof; and (iv) no person is entitled to any rights with respect to the registration of any shares of capital stock of the Company or any of its subsidiaries under the Securities Act (or the securities laws of any other jurisdiction).

(c) The execution and delivery of this Subscription Agreement, the consummation of the transactions contemplated hereby in accordance with the terms of this Subscription Agreement, and the performance of the Company’s obligations hereunder will not conflict with, or result in any violation of or default under, any Applicable Law to which the Company is subject or any agreement (including, without limitation, any non-competition or restrictive agreements or confidentiality agreements or obligations) or other instrument to which the Company is a party or by which the Company or any of its properties are bound.

(d) The issuance, sale or delivery of the Securities are not subject to any preemptive or anti-dilutive right of the equity holders of the Company or any other party or to any right of first refusal or other right in favor of any person that has not been complied with or waived.

(e) There is no litigation, arbitration or governmental investigation or proceeding pending or, to the knowledge of the Company, threatened, against or affecting the Company that individually or when aggregated with one or more other such litigations, arbitrations or governmental investigations or proceedings has or might reasonably be expected to have a material adverse effect on the Company’s ability to issue, sell or deliver the Securities in accordance with this Subscription Agreement.

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(f) No consent, waiver, approval or authorization of, or filing, registration or qualification with, or notice to, any governmental unit or any other person or entity is required to be made, obtained or given by the Company in connection with the execution, delivery and performance of this Subscription Agreement.

4. Risk Factors and Other Considerations. Each Investor understands and acknowledges to the Company that:

(a) (i) The Company’s subsidiaries are the Company’s only material assets, and that the Company and certain of its subsidiaries have borrowed and will borrow a substantial portion of the funds used to operate their respective businesses; (ii) the Company is not required to accrue or pay any dividend on the Common Shares and it is unlikely that dividends or distributions will be paid on the Common Shares or the Preferred Shares prior to a liquidation event and (iii) certain of the Operative Documents severely restrict the ability of the Company to make any dividend or distribution or redemption payments on the Common Shares and Preferred Shares and such payment may be further restricted by future agreements or instruments binding on the Company or its subsidiaries.

(b) The Operative Documents and any other agreement or instrument that may restrict the ability of the Company to make any dividend or redemption payments may be created, amended, modified or supplemented, from time to time, and may be refinanced, extended or substituted, from time to time, without notice to, or the consent or approval of, the Investors unless notice to, or consent or approval of, the Investors is required by the terms of such Operative Document.

(c) The right of the holders of the Securities to receive payment or to realize any investment return upon a liquidation, asset sale, change of control or other event involving the Company or its subsidiaries will be subject to the terms of the applicable Operative Documents and to the Company’s repayment of indebtedness, obligations and expenses, including any related fees and expenses. The Company is under no obligation to pursue or consummate any liquidation, asset sale, change of control or other revenue generating transaction or event and, if any such transaction or event is pursued or consummated, there can be no assurances as to the timing, value, investment returns, consideration or terms and conditions associated therewith. The board of directors of the Company has the right, from time to time, to incur additional indebtedness on such terms as it determines advisable in its sole discretion, and, subject to the terms set forth in the Amended and Restated Certificate of Incorporation, the Company may, from time to time, establish one or more additional classes of equity securities which may rank senior in right of payment and in other respects to the Securities.

(d) Any financial, business or operating projections or forecasts with respect to the Company and its subsidiaries are only forecasts prepared by management, which are subject to many assumptions and factors beyond the Company’s and its subsidiaries’ control, and that there can be no assurances that these forecasts will be realized.

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(e) An investment in the Securities is a speculative investment which involves a high risk of loss and that on and after the date hereof, there will be no public market for the Securities and the Company does not contemplate that a public market will develop.

(f) Nothing in this Subscription Agreement shall constitute an agreement by, or shall impose any obligation upon, the Company or its subsidiaries to employ or engage, or to continue to employ or engage, any Investor, or shall constitute an agreement by, or shall impose any obligation upon, the Company or its subsidiaries with respect to the terms and conditions of employment or engagement of any Investor, and will not limit or restrict, in any manner, the Company’s or its subsidiaries’ right or ability to terminate the employment or engagement of any Investor.

(g) Certain fees and expenses are payable by the Company to affiliates of the Company in respect of management and consulting services rendered by Kenner Equity Management, LLC and certain other consultants pursuant to the terms of the Management Consulting Agreement, dated July 19, 2011 by and among Kenner Equity Management, LLC, the other consultants party thereto and the Company.

5. Securities Law and Other Matters. Each Investor represents and warrants to the Company that:

(a) (i) The Investor used no “purchaser’s representative” (as that term is used in Regulation D under the Securities Act) in connection with the transactions contemplated by this Subscription Agreement or the Operative Documents; (ii) the Investor has substantial knowledge and experience in financial, investment and business matters, and specifically in the business of the Company and its subsidiaries, and has the requisite knowledge and experience to evaluate the risks and merits of its investment in the Securities and (iii) the decision of the Investor to purchase the Securities hereunder has been made by the Investor independent of any director, officer, employee, representative or agent of the Company and independent of any statements, disclosures or judgments as to the properties, business, prospects or condition (financial or otherwise) of the Company and its subsidiaries which may have been made or given by any person that is not a director, officer, employee, representative or agent of the Company.

(b) (i) The Securities being purchased by the Investor hereunder have not been registered under the Securities Act on the ground that the sales of the Securities pursuant to this Subscription Agreement are exempt under Section 4(2) of the Securities Act as not constituting a distribution, and that the Company’s reliance on such exemption is predicated in part on the Investor’s representation which the Investor herewith makes that the Securities have been acquired solely by and for the account of the Investor for investment purposes only, and are not being purchased for subdivision, fractionalization, resale or distribution and other than as expressly set forth in the Operative Documents, the Investor has no contract, undertaking, agreement or arrangement with any other member of the Company or any one else to sell, transfer or pledge to such other member or anyone else the Securities being sold to the Investor (or any part thereof), and the Investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement; provided that it is understood that the sale of, or agreements or arrangements to sell, minority equity interests in an Investor or any of its subsidiaries does not, in and of itself, constitute such a contract, undertaking, agreement or

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arrangement; (ii) the Securities being sold to the Investor must be held indefinitely unless they are subsequently registered under the Securities Act or a transfer is made pursuant to an exemption from such registration, including, for example, pursuant to Rule 144 thereunder and that the Company has no agreements in respect of registering the Securities under Federal or state law (except for the registration of the Common Shares issuable upon conversion of the Securities, pursuant to the Registration Rights Agreement constituting one of the Operative Documents) and (iii) the Investor’s financial condition is such that the Investor is not under any current necessity or constraint, and does not foresee in the future any necessity or constraint, to dispose of the Securities being sold to the Investor to satisfy any existing or contemplated debt or undertaking.

(c) In the event that in the future the Company engages in any negotiation or transaction (including a merger or consolidation or other reorganization by or of the Company) in which Regulation D under the Securities Act may or will be available to the Company, if the Investor is not then an accredited investor, the Investor agrees irrevocably (and with the knowledge and intention that the other holders of the Company’s equity interests of all classes will rely thereon in making their respective present investment decisions) that the Investor will, within five (5) business days of notice from the Company, which notice may be given in the sole discretion of the Company, appoint a qualified purchaser’s representative or representatives so that the maximum benefits of Regulation D shall be available to the Company and all of its members.

6. Legend. (a) All certificates representing the Securities issued to the Investors shall be endorsed as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE SECURITIES LAW AND MAY NOT BE TRANSFERRED IN THE ABSENCE OF REGISTRATION THEREUNDER OR AN EXEMPTION THEREFROM.”

THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS OF THE SECURITY HOLDERS AGREEMENT DATED JULY 19, 2011 AMONG THE ISSUER HEREOF AND CERTAIN OTHER PERSONS, AS AMENDED, MODIFIED AND SUPPLEMENTED FROM TIME TO TIME. COPIES OF SUCH AGREEMENT ARE ON FILE AT THE ISSUER’S PRINCIPAL OFFICES AND, UPON WRITTEN REQUEST, COPIES THEREOF WILL BE MAILED WITHOUT CHARGE WITHIN FIVE DAYS OF RECEIPT OF SUCH REQUEST TO APPROPRIATELY INTERESTED PERSONS.

THE COMPANY IS AUTHORIZED TO ISSUE MULTIPLE CLASSES AND SERIES OF STOCK AND WILL FURNISH TO THE HOLDER, UPON REQUEST AND WITHOUT CHARGE, AT THE PRINCIPAL OFFICE OF THE COMPANY, A STATEMENT OF ALL OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.”

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(b) Each Investor acknowledges to the Company that (i) the effect of such legend, among other things, is or may be to limit or destroy the value of the certificate for purposes of sale or for use as loan collateral and that “stop transfer” instructions may be noted against the Securities sold to the Investor hereunder and (ii) any transferee of the Investor is required to become a party to this Subscription Agreement as a condition to acquiring the Securities hereunder.

7. Unregistered Securities. Each Investor understands and acknowledges that, as a consequence of the Securities not having been registered under the Securities Act nor any state securities laws, all of the Securities must be held indefinitely unless (a) subsequently registered under the Securities Act or other applicable federal and state securities laws or (b) exemptions from such registration are available at the time of a proposed sale or transfer thereof. Except for the Registration Rights Agreement (as defined in Exhibit A) and as set forth elsewhere in this Subscription Agreement, the Company has no agreements in respect of a registration statement under either federal or state law.

8. Revocation. Each Investor acknowledges that upon delivery of this Subscription Agreement to the Company, such Investor may not cancel, terminate or revoke this Subscription Agreement or any agreement of such Investor made hereunder and that this Subscription Agreement shall survive the death or disability of such Investor and shall be binding upon such Investor’s heirs, executors, administrators, legal representatives, successors and assigns.

9. Governing Law; Jurisdiction. This Subscription Agreement, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall, with respect to each Investor, be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

10. Indemnification.

(a) Each Investor recognizes that the offer and sale of the Securities to be purchased by and issued to such Investor will be based on the representations, warranties, covenants and agreements made by such Investor herein. Such Investor hereby agrees (severally and not jointly with any other Investor) to defend, indemnify and hold harmless the Company and its officers, employees, consultants, representatives and agents against and from any and all causes of action, charges, claims, damages, demands, liabilities or losses arising from any material breach by such Investor of the representations, warranties or covenants made by such Investor herein.

(b) The Company agrees to defend, indemnify and hold harmless each Investor and its officers, employees, consultants, representatives and agents, if any, against and from any and all causes of action, charges, claims, damages, demands, liabilities or losses arising from any material breach by the Company of the representations, warranties or covenants made by the Company herein.

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11. Miscellaneous.

(a) All representations, warranties, understandings, covenants and agreements contained in this Subscription Agreement (including, without limitation, the indemnification provisions hereof) shall survive the acceptance of this Subscription Agreement by the Company, the issuance and delivery of the Securities to the Investors and the death, disability, liquidation, dissolution or termination (as applicable) of any Investor.

(b) Subject to the conditions of transfer of the Securities hereunder, this Subscription Agreement shall be binding upon and shall inure to the benefit of each individual Investor and such Investor’s respective heirs, executors, administrators, assigns and legal representatives and to the Company and its respective successors and assigns, by way of merger, consolidation or operation of law or otherwise. No Investor may sell, assign, or transfer any rights or obligations under this Subscription Agreement without the prior written consent of the Company in its sole discretion unless in accordance with the Operative Documents. The Company may not assign or transfer any of its rights and interests in and to this Subscription Agreement without the prior written consent of each Investor.

(c) In connection with this Subscription Agreement and the transactions contemplated hereby, and subject to the terms of the Operative Documents, each Investor shall execute and deliver any additional documents and instruments and perform any additional acts that may be reasonably necessary or appropriate to effect and perform the provisions of this Subscription Agreement and those transactions.

(d) This Subscription Agreement and the documents referenced herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Each party to this Subscription Agreement agrees that (i) no other party to this Subscription Agreement (including their respective agents and representatives) has made any representation, warranty, covenant or agreement to or with such party relating to this Subscription Agreement, the documents referenced herein, the Company, its subsidiaries or the Securities offered hereunder, other than those expressly set forth in the Subscription Agreement and the documents referenced herein and (ii) such party has not relied upon any representation, warranty, covenant or agreement relating to this Subscription Agreement, the documents referenced herein, the Company, its subsidiaries or the Securities offered hereunder, other than expressly set forth in the Subscription Agreement and the documents referenced herein. No supplement, modification or waiver of this Subscription Agreement shall be binding unless executed in writing by each party to be bound thereby.

(e) Except as otherwise provided in this Subscription Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. No failure or delay by any party in exercising any right, power or privilege under this Subscription Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

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(f) In case any one or more of the provisions or parts of a provision contained in this Subscription Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Subscription Agreement or any other jurisdiction, but this Subscription Agreement shall be reformed and construed in any such jurisdiction as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein and such provision or part shall be reformed so that it would be valid, legal and enforceable to the maximum extent permitted in such jurisdiction.

(g) All personal pronouns used in this Subscription Agreement, whether used in masculine, feminine or neuter gender, shall include all other genders if the context so requires; the singular shall include the plural, and vice versa.

(h) This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Subscription Agreement by telecopy, fax copy, or scan/email shall be effective as delivery of a manually executed counterpart of this Subscription Agreement.

(i) Any notice, request, instruction, correspondence or other document to be given hereunder by either party to the other shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or mailed by certified mail, postage prepaid and return receipt requested, or by telecopier, as follows:

To the Company:

Dynacast International Inc.

c/o Kenner & Company, Inc.

437 Madison Avenue, Suite 3600

New York, New York 10022

Attention: Thomas M. Wolf

Telecopy No.: (212) 319-2350

To any Investor, to its address set forth on Exhibit B.

Notice given by personal delivery, courier service or mail shall be effective upon actual receipt. Notice given by telecopier shall be effective upon actual receipt if received during the recipient’s normal business hours, or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. Any party may change any address to which written notice is to be given to it by giving written notice as provided above of such change of address.

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(j) Each party shall be entitled to rely conclusively upon any notice received, or the failure to receive any notice, from any other party with respect to rights and obligations under this Subscription Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has signed this Subscription Agreement as of the date first above written.

DYNACAST INTERNATIONAL INC.

By:	/s/ Jeffrey L. Kenner
Name: Jeffrey L. Kenner Title: President

[Signature Page to Subscription Agreement]

MIHI LLC

By:	/s/ Kevin Charlton
Name: Kevin Charlton
Title: Managing Director

By:	/s/ Evan Leary
Name: Evan Leary
Title: Managing Director

[Signature Page to Subscription Agreement]

IZURIUM DYNACAST LTD

By:	/s/ Roman Mironchik
Name: Roman Mironchik
Title: Director

[Signature Page to Subscription Agreement]

W CAPITAL DYNACAST LLC

By:	WCP GP II, LLC

By:	/s/ Stephen Wertheimer
Managing Member

[Signature Page to Subscription Agreement]

LAUREL CROWN DYNACAST HOLDINGS LLC

By:	/s/ Laurence E. Paul
Name: Laurence E. Paul
Title: Managing Director

By:	/s/ Stephen E. Paul
Name: Stephen E. Paul
Title: Managing Director

[Signature Page to Subscription Agreement]

TOWER SQUARE CAPITAL PARTNERS III, L.P.

By:	Babson Capital Management, LLC, as Investment Manager

By:	/s/ Michael L. Klofas
Name: Michael L. Klofas
Title: Managing Director

TOWER SQUARE CAPITAL PARTNERS III-A, L.P.

By:	Babson Capital Management, LLC, as Investment Manager

By:	/s/ Michael L. Klofas
Name: Michael L. Klofas
Title: Managing Director

TOWER SQUARE CAPITAL PARTNERS III-B, L.P.

By:	Babson Capital Management, LLC, as Investment Manager

By:	/s/ Michael L. Klofas
Name: Michael L. Klofas
Title: Managing Director

[Signature Page to Subscription Agreement]

KENNER EQUITY MANAGEMENT, LLC

By:	Kenner & Company, Inc., its sole member

By:	/s/ Jeffrey L. Kenner
Name: Jeffrey L. Kenner Title:

[Signature Page to Subscription Agreement]

KENNER DYNACAST PARTNERS L.P.

By:	Kenner & Company, Inc., its general partner

By:	/s/ Jeffrey L. Kenner
Name:	Jeffrey L. Kenner
Title:

[Signature Page to Subscription Agreement]

SCHEDULE I

Name	Shares of Common Stock	Shares of Series A Preferred Stock	Shares of Series B Preferred Stock	Warrants to Purchase Shares of Common Stock	Aggregate Purchase Price
Izurium Dynacast Ltd	68,000	N/A	N/A	N/A	$68,000,000
MIHI LLC	1,500	26,500	26,500	3,960	$54,500,000
W Capital Dynacast LLC	55,000	N/A	N/A	N/A	$55,000,000
Laurel Crown Dynacast Holdings LLC	25,000	N/A	N/A	N/A	$25,000,000
Tower Square Capital Partners III, L.P.	4,545	N/A	N/A	N/A	$4,545,000
Tower Square Capital Partners III-A, L.P.	4,906	N/A	N/A	N/A	$4,906,000
Tower Square Capital Partners III-B, L.P.	549	N/A	N/A	N/A	$549,000
Kenner Dynacast Partners L.P.	11,000	N/A	N/A	N/A	$11,000,000

TOTALS	170,500	26,500	26,500	3,960	$223,500,000

EXHIBIT A

OPERATIVE DOCUMENTS

1.	Share Purchase Agreement, dated as of June 5, 2011, by and among the Company, Melrose PLC, Melrose Overseas Holding Limited and Melrose UK 4 Limited (formerly Dynacast International Limited), relating to, among other things, the Company’s acquisition of the Target Companies (as defined therein), as amended, restated, supplemented or otherwise modified from time to time.

2.	Security Holders Agreement, dated the 19th day of July, 2011 by and among the Company, MIHI LLC, Izurium Dynacast Ltd, W Capital Dynacast LLC, Laurel Crown Dynacast Holdings LLC, Tower Square Capital Partners III, L.P., Tower Square Capital Partners III-A, L.P., Tower Square Capital Partners III-B, L.P., Kenner Equity Management, LLC and Kenner Dynacast Partners L.P.

3.	Registration Rights Agreement, dated the 19th day of July, 2011 by and among the Company, MIHI LLC, Izurium Dynacast Ltd, W Capital Dynacast LLC, Laurel Crown Dynacast Holdings LLC, Tower Square Capital Partners III, L.P., Tower Square Capital Partners III-A, L.P., Tower Square Capital Partners III-B, L.P., Kenner Equity Management, LLC and Kenner Dynacast Partners L.P.

4.	Management Consulting Agreement, dated the 19th day of July, 2011 by and among the Company, Kenner Equity Management, LLC, Izurium Dynacast Ltd, MIHI LLC, W Capital Dynacast LLC, Laurel Crown Dynacast Holdings LLC, Tower Square Capital Partners III, L.P., Tower Square Capital Partners III-A, L.P. and Tower Square Capital Partners III-B, L.P.

5.	Letter Agreement, dated June 5, 2011 by and among the Company and Macquarie Capital (USA) Inc.

6.	Restricted Stock Unit Award Agreements, dated July 19, 2011 by and between the Company and each of Simon Newman, Adrian Murphy, David Angell and Tom Kerscher.

7.	Consent of the Board of Directors of the Company, dated June 5, 2011.

8.	Certificate of Incorporation of the Company.

9.	Amended and Restated Certificate of Incorporation of the Company.

10.	By-laws of the Company.

11.	Amended and Restated By-laws of the Company.

Exhibit A

12.	Credit Agreement, dated as of July 19, 2011, by and among Dynacast International LLC, as Borrower, the Company, the Other Guarantors party thereto, the Lenders party thereto, JP Morgan Securities LLC, as Arranger, Bookmanager and Documentation Agent, Macquarie Capital (USA) Inc., as Syndication Agent, and JP Morgan Chase Bank, N.A., as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender (as amended, restated, supplemented, modified, replaced, recapitalized or expanded from time to time).

13.	Second Lien Security Agreement dated as of July 19, 2011 made by Dynacast International LLC and Dynacast Finance, Inc., as Issuers, the Guarantors party thereto, as pledgors, assignors and debtors, in favor of Union Bank, N.A., in its capacity as collateral agent pursuant to the Indenture (as defined therein), as pledgee, assignee and secured party (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof).

14.	Intercreditor Agreement, dated as of July 19, 2011 among JPMorgan Chase Bank, N.A., as First Lien Collateral Agent, Union Bank, N.A., as Second Lien Collateral Agent, Dynacast International LLC and each of the other Grantors party thereto.

15.	Block Account Control Agreement, dated as of July 19, 2011 by and among Dynacast Inc, JPMorgan Chase Bank, N.A. as First Lien Agent and Depositary and Union Bank, N.A., as Second Lien Agent.

16.	Purchase Agreement, dated as of July 19, 2011 by and among Dynacast International LLC, Dynacast Finance, Inc., Dynacast International, Inc. and J.P. Morgan Securities LLC, as Representative of the Initial Purchasers.

17.	9.25% Senior Secured Second Lien Notes due July 15, 2019.

18.	Indenture, dated as of July 19, 2011, among Dynacast International LLC, Dynacast Finance Inc., the Guarantors listed on the signature pages thereto and Union Bank, N.A., as Trustee and as Second Lien Agent.

19.	Employment Agreements, dated July 19, 2011, by and among Dynacast International Inc., Dynacast Inc. and each of Simon J. Newman, Adrian Murphy, David Angell and Tom Kerscher.

20.	Warrants issued to MIHI LLC on July 19, 2011 evidencing the right to purchase, in the aggregate, 3,960 shares of Common Stock of the Company.

21.	Warrants issued to Kenner Equity Management, LLC on July 19, 2011 evidencing the right to purchase 5,940 shares of Common Stock of the Company.

22.	Interim Consortium Agreement, dated June 5, 2011 by and among Kenner & Company, Inc. and the investors party thereto.

23.	Equity Commitment Letters from each of MIHI LLC, Izurium Capital Advisers Europe LLP, W Capital Dynacast LLC, Laurel Crown Capital, LLC: Series Four-Dynacast, Tower Square Capital Partners III, L.P., Tower Square Capital Partners III-A, L.P., Tower Square Capital Partners III-B, L.P., Kenner Equity Management, LLC and Kenner Equities IV, L.P. to the Company, dated June 5, 2011.

Exhibit A

24.	Director Indemnification Agreements, dated as of July 19, 2011 by and among the Company and each of Jeffrey Kenner, Larry Solari, Stephen Wertheimer, Thomas Fort, Stephen Paul and Simon Newman.

25.	Management Subscription Agreements, dated as of July 19, 2011 by and among the Company and each of Simon Newman, Adrian Murphy and David Angell.

26.	Escrow Agreement, dated as of July 14, 2011 by and among the Company, the Investors party thereto and JPMorgan Chase Bank, N.A.

Exhibit A

EXHIBIT 3(b)

(i) The authorized capital stock of the Company is 353,000 shares consisting of (A) 300,000 shares of common stock, par value $0.001 per share (the “Common Stock”) and (B) 53,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), including 26,500 shares of Preferred Stock designated “Series A Convertible Redeemable Preferred Stock” and 26,500 shares of Preferred Stock designated “Series B Redeemable Preferred Stock”. Of such authorized shares, after giving effect to the transactions contemplated hereby and the Operative Documents, (A) 171,500 shares of Common Stock are outstanding, (B) 26,500 shares of Series A Preferred Stock are outstanding, (C) 26,500 shares of Series B Preferred Stock are outstanding, (D) warrants to purchase 9,900 shares of Common Stock are outstanding, (E) restricted share units representing 9,982 shares of Common Stock are outstanding and (F) restricted share units representing another 1,772 shares of Common Stock are reserved for grant upon the occurrence of certain events, including conversion of Series A Preferred Stock and the exercise of 3,960 warrants.

(ii) Please see attached.

Exhibit 3(b)

Dynacast Equity Capitalization

$ millions

	Common Equity	Shares	Voting at close Common Percent	Series A Convert. Preferred	Series A Convert. Shares	Converted Shares	Converted Percent	Initial RSU Grants	Add’l RSUs if all Pfd Shares Convert	Add’l RSUs if Macquarie Warrant Exercised	Warrants and RSUs	Warrant/ RSU Percent	Fully- diluted Shares	Fully- diluted Percent
Izurium Dynacast Ltd	$68.00	68,000	39.65%			68,000	34.34%						68,000	30.96%
W Capital Dynacast LLC	$55.00	55,000	32.07%			55,000	27.78%						55,000	25.04%
Laurel Crown Dynacast Holdings LLC	$25.00	25,000	14.58%			25,000	12.63%						25,000	11.38%
Tower Square Capital Partners (see below)	$10.00	10,000	5.83%			10,000	5.05%						10,000	4.55%
Kenner Dynacast Partners, L.P.	$11.00	11,000	6.41%			11,000	5.56%						11,000	5.01%
Kenner Equity Management LLC											5,940	3.0%	5,940	2.70%
Management	$1.00	1,000	0.58%			1,000	0.51%	9,982	1,542	230	11,754	5.5%	12,754	5.81%
Macquarie Capital (USA), Inc.	$1.50	1,500	0.87%	26.50	26,500	28,000	14.14%				3,960	2.0%	31,960	14.55%

TOTAL	$171.5	171,500	100.00%	26.50	26,500	198,000	100.00%	9,982	1,542	230	21,654	10.5%	219,654	100.00%

Notes:

1)	Shares at closing will be issued at $1,000.00
2)	Macquarie is purchasing $26.5mm of Series A Convertible Preferred and $26.5mm of Series B 14% Redeemable Preferred. Macquarie will also be converting $1.5mm of its $2.5mm M&A fee into common.
3)	Tower Square Capital is Babson Capital in three separate entities: TSCP III, LP for $4,545,000, TSCP III-A for $4,906,000 and TSCP III-B $549,000.
4)	Kenner Dynacast Partners LP will invest all Kenner funds including those from Kenner Equities IV, L.P.
5)	Kenner Equity Management LLC warrant is only excersable after a 20% net IRR or 2x investment amount.
5)	Management will invest $1 million at closing and receive Restricted Stock Units for 5.5% of the equity. Additional RSUs will be granted if Macquarie converts or exercises its warrant.
6)	Total common equity and preferred equity is $224.5 million.

EXHIBIT B

Addresses for Notices

To MIHI LLC:

125 West 55th Street

23rd Floor

New York, New York 10019

Attn: Kevin Charlton

With a copy to:

Jones Day

901 Lakeside Avenue

Cleveland, Ohio 44114

Attn: John M. Saada, Jr.

Facsimile No.: (216) 579-0212

To Izurium Dynacast Ltd:

c/o Izurium Capital Advisers Europe LLP

28 Bolton Street

London, W1J 8BP

United Kingdom

Attn: Roman Mironchik

Facsimile No.: +44 (0) 20 3159 4168

with a copy to:

Monastyrsky Zyuba Stepanov & Partners

3-1 Novinsky Boulevard

Moscow 121099, Russia

Attn: Mikhail Motritch

Facsimile No.: +7 (495) 231 4223

To W Capital Dynacast LLC:

c/o W Capital Partners

One East 52nd Street

New York, New York 10022

Attn: Simon C. Harris

Facsimile No.: (212) 561-5241

Exhibit B – Page 1

with a copy to:

Davis Polk & Wardwell LLP

1600 El Camino Real

Menlo Park, CA 94025

Attn: Stephen Salmon

Facsimile No.: (650) 752-3663

To Laurel Crown Dynacast Holdings LLC:

10940 Wilshire Boulevard

Suite 600

Los Angeles, California 90024

Attn: Stephen Paul

Facsimile No.: (310) 443-4259

with a copy to:

Squire, Sanders & Dempsey (US) LLP

4900 Key Tower

127 Public Square

Cleveland, Ohio 44114

Attn: Daniel G. Berick

Facsimile No.: (216) 479-8780

To Tower Square Capital Partners III, L.P.,

To Tower Square Capital Partners III-A, L.P., and

To Tower Square Capital Partners III-B, L.P.:

c/o Babson Capital Management, LLC

1500 Main Street, Suite 2800

Springfield, Massachusetts 01115

Attn: Michael L. Klofas and Andrew M. A. Gould

Facsimile No.: (413) 226-2621/(413) 226-3537

To Kenner Equity Management, LLC and

Kenner Dynacast Partners L.P.:

c/o Kenner & Company, Inc.

437 Madison Avenue, Suite 3600

New York, New York 10022

Attn: Thomas M. Wolf

Facsimile No.: (212) 319-2350

Exhibit B – Page 2

With a copy to:

Mayer Brown LLP

1675 Broadway

New York, NY 10019

Attn: Edward A. Davis

Facsimile No.: (212) 849-5663

Exhibit B – Page 3